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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 9, 2002


                               LEARN2 CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                         000-27417                    76-0518568
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                     IDENTIFICATION NUMBER)
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                               111 HIGH RIDGE ROAD
                                     SUITE 5
                           STAMFORD, CONNECTICUT 06905

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 975-9602

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                                TABLE OF CONTENTS

Item 2.  Disposition of Assets.

Item 7.  Financial Statements and Exhibits.

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ITEM 2. DISPOSITION OF ASSETS.

        Pursuant to the Asset Purchase Agreement, dated as of August 9, 2002 (the "Asset Purchase Agreement"), among Learn2 Corporation, ViaGrafix Corporation, a wholly-owned subsidiary of Learn2, Panmedia Corporation, a wholly-owned subsidiary of Learn2, and Street Technologies, Inc., a wholly-owned subsidiary of Learn2 (collectively referred to as the "Sellers"), and Learn.com, Inc., the Sellers sold the assets of its e-learning business to Learn.com. Learn.com acquired all of the Sellers' e-learning content, technologies and intellectual property, including the name "Learn2" and the domains www.learn2.com and www.tutorials.com.

        The purchase price of the e-learning assets acquired by Learn.com consists of (i) an initial payment to the Sellers equal to $325,000 and (ii) earn out payments to the Sellers of up to $3.71 million. The earnout payments are equal to (i) ten percent (10%) of Learn2 Retail Net Revenue (as defined in the Asset Purchase Agreement) and (ii) six percent (6%) of Other Net Revenue (as defined in the Asset Purchase Agreement). The earnout payments are to be made monthly commencing on September 9, 2002, in each case, subject to reduction as set forth in the Asset Purchase Agreement, until the earlier of sixty (60) months from August 9, 2002 or the date on which the aggregate amount of the earnout payments paid to the Sellers equals $3.71 million.

        Pursuant to the Asset Purchase Agreement, Learn2 Corporation has the right to use its corporate name until September 8, 2002.

        The description of the sale of the e-learning assets set forth in this
Item 2 is qualified in its entirety to the terms and conditions of the Asset Purchase Agreement which is attached hereto as Exhibit 2.1 and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

2.1 Asset Purchase Agreement, dated as of August 9, 2002, among Learn.com, Inc., Learn2 Corporation, ViaGrafix Corporation, Panmedia Corporation and Street Technologies.

                                       -3-
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 14, 2002


                                          LEARN2 CORPORATION


                                          By:  /s/ Marc E. Landy
                                              ----------------------------------
                                               Name:   Marc E. Landy
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer,
                                                       Secretary and Treasurer

                                       -4-
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                                  EXHIBIT INDEX

EXHIBIT NO.

   2.1 Asset Purchase Agreement, dated as of August 9, 2002, among Learn.com, Inc., Learn2 Corporation, ViaGrafix Corporation, Panmedia Corporation and Street Technologies.

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